UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  February 25, 2011



                               LANDAUER, INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
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     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                  60425
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(Address of Principal Executive Offices)          (Zip Code)



                               (708) 755-7000
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            (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

      On February 25, 2011, Landauer, Inc. issued a News Release announcing the declaration of a regular quarterly cash dividend of $0.55 per share for the second quarter of fiscal 2011. The dividend will be paid on April 1, 2011 to shareholders of record on March 11, 2011. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            99.1  News Release, dated February 25, 2011

                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.



Dated:  February 25, 2011           /s/ Jonathon M. Singer
                                    ----------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President, Finance,
                                    Secretary, Treasurer, and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)

                                EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
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  99.1            News Release, dated February 25, 2011